TO:	AQUA SOCIETY, INC. (the “Company”)

FROM:	ACHIM STAMM

I, ACHIM STAMM, hereby acknowledge to the Company that my resignation as the Company’s Chief Financial Officer, Secretary and Treasurer, and as a Director of the Company, was for personal reasons, and was not due to, and was not caused by, in whole or in part, any disagreement with the Company, whether related to the Company’s operations, policies, practices or otherwise.

DATED effective as of the 6th day of April, 2006.

/s/ Achim Stamm
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ACHIM STAMM